SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                 EQUISURE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[X]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid: $125

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     AMENDED
                                  SCHEDULE 14A


                           Proxy Statement Pursuant to
               Section 14A of the Securities Exchange Act of 1934


                                  Equisure Inc.
             (Exact name of registrant as specified in its Charter)


                          Common Stock $.001 par value
                                 (Title of Class
                                 of Securities)

                                   29444K 10 8
                      (CUSIP Number of Class of Securities)


   Minnesota                     0-23178                     41-1309882
   (State of                 (Commission file      (IRS Employer Identification
 Incorporation)                  number)                       Number)



                                 Charles Clayton
                           527 Marquette, Suite 1800,
                          Minneapolis, Minnesota 55402
                                 (612) 338-3738
            (Name, address and telephone number of person authorized
   to receive notice and communications of behalf of person filing statement)




                                 EQUISURE, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 29, 1996

DEAR FELLOW SHAREHOLDER:

         A special meeting of shareholders of Equisure, Inc., will be held at 527 Marquette, #1800, Minneapolis, Minnesota, on the 29th day of October, 1996, at 9:00 a.m. to consider and act upon the following matters:

         1. Ratify and approve all actions taken by the shareholders of this Company at the May 10, 1996 special meeting of shareholders, including the approval of the Plan of Exchange with Equihot Herverzekering N.V.

         2. Increase the number of Company's authorized shares from 10,000,000 to 50,000,000 shares.

         The foregoing matters are more fully described in the accompanying proxy statement which is hereby made a part of this notice.

         Shareholders of record at the close of business on October 1, 1996, will be entitled to vote at the meeting.


                            BY THE BOARD OF DIRECTORS

The execution of the enclosed proxy and its return as promptly as possible will be greatly appreciated. A reply envelope is enclosed for your convenience.



                                 EQUISURE, INC.
                       (FORMERLY ALOE VERA NATUREL, INC.)

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 29, 1996


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


         This proxy statement is furnished to holders of the common stock of Equisure, Inc., (the "Company") in connection with the solicitation by the Board of Directors of proxies for use at the special meeting of shareholders to be held on the 29th day of October, 1996, and at all adjournments thereof, for the purpose of ratifying and approving all actions taken by shareholders at the special meeting of shareholders held on May 10, 1996. The special shareholder meeting of May 10, 1996, approved a 20-for-1 reverse split of shares of Aloe Vera Naturel, Inc., approved the Plan of Exchange with Equihot Delfstoffen for all of the shares of Equihot Herverzekering, elected directors and approved the change of the Company's name to Equisure, Inc. The vote at the special shareholder meeting on May 10, 1996 was affirmative for more than 72% of all shares outstanding for all four proposals, and less than one percent of all shares voting against the proposals. The Plan of Exchange was filed with the State of Minnesota, and a Certificate of Exchange was issued. The results of the special shareholder meeting were reported to the Securities and Exchange Commission on a Form 8K. Due to certain errors in the notice given in connection with the special meeting of shareholders held on May 10, 1996, this special meeting of shareholders is being held to ratify and approve all actions taken at the May 10, 1996, special shareholder meeting, and to approve an amendment to the Company's Articles of Incorporation to increase the number of shares authorized to be issued from 10,000,000 to 50,000,000 shares of common stock, $.001 par value.

         The notice for the May 10, 1996 meeting did not advise shareholders of dissenters' rights which they had pursuant to Section 302A.471 of the Minnesota Business Corporations Act due to the actions to be taken at the meeting. One of the purposes for holding a second meeting to ratify and approve the actions taken at the May 10, 1996, meeting is to correct this error and to give shareholders notice of their right to dissent and to assert their dissenters' rights. Copies of Sections 302A.471 and 302A.473 of the Minnesota Business Corporations Act are attached to this Proxy Statement.

         Holders of outstanding stock of record at the close of business on October 1, 1996, are entitled to vote at the meeting and to cast one vote for each share held. The outstanding voting securities of the Company, as of October 1, 1996, consists of 5,575,833 shares of common stock.

         This Proxy Statement and form of proxy are being mailed to the shareholders of Equisure, Inc. on or about October 11, 1996.


                 INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

         George N. Berger, former President of the Company was paid $70,000 as a result of his accrued compensation, and for money due to him for expenses incurred before October, 1992. The compensation and expenses ceased in October, 1992 by agreement with the Company, because there was no activity in the Company. All other interests are on a per share pro rata basis.


                PRINCIPAL SHAREHOLDERS OF ALOE VERA NATUREL, INC.
                             (Prior to May 10, 1996)

         The Company knows of no person who was the beneficial owner of more than 5% of the Company's voting securities on May 10, 1996, (all of which securities were held for more than the past two years), except as follows:

                                                                                                Percent
Name of Beneficial Owner                          Number of Shares (1)                    (prior to exchange)
-------------------------------------------------------------------------------------------------------------

George N. Berger (2)                                       131,250                               47.0%

Donald E. Densmore (2)                                      12,500                                4.5%

Wayne E. Densmore (2)                                       17,400                                6.0%

John P. Porter (2)                                          12,325                                4.4%

All then officers and
directors as a group                                       173,475                                 62%
------------------


(1) All share amounts set forth herein have been adjusted for and assume the effectiveness of the 20-for-1 reverse stock split approved at the May 10, 1996, special meeting of shareholders.

(2) Each of these individuals has agreed to vote his shares of the Company's common stock for approval of each of the items to be voted on at this meeting.


                OFFICERS AND DIRECTORS OF ALOE VERA NATUREL, INC.
                             (Prior to May 10, 1996)

         The officers and directors of Aloe Vera Naturel, Inc. prior to the exchange, all of whom held office for more than the past two years, were as indicated below. There was no audit, compensation, nominating or any other committee of the Board of Directors. There was one meeting of the Board of Directors in the past year, all directors participated in the meeting. The officers and directors of the Company until May 10, 1996 were as follows:


Name                                                 Age                            Position

George N. Berger                                     39                         President and Director

Donald E. Densmore                                   60                         Director

Wayne E. Densmore                                    65                         Director

John P. Porter                                       69                         Director


         GEORGE N. BERGER, President, Chief Financial Officer, Secretary and Director. Mr. Berger has a degree in Economics from Concordia College and an MBA from the University of Minnesota. He has served as an officer and director of the Company since November, 1991.

         DONALD E. DENSMORE, Director. Mr. Densmore has been a director of the Company since 1980, and was president from 1982 to 1991. From 1992 to 1995 he was an executive of K. H. Watts Co. a manufacturers representative.

         WAYNE E. DENSMORE, Director. Mr. Densmore has been a director of the Company since 1980, and was secretary from 1982 to 1991. Mr. Densmore was the President of International Blending Company for 22 years until its sale in 1992, and remained the general manager until his retirement in 1995.

         JOHN P. PORTER, Director. Mr. Porter was been a director of the Company since 1980. He is now retired, before retirement he was National Sales Manager for Heidelberg Eastern, Inc.


                EXECUTIVE COMPENSATION OF ALOE VERA NATUREL, INC.

         There were no officers or directors of Aloe Vera Naturel, Inc. that received compensation in excess of $60,000 or more during the year prior to May 10, 1996. Mr. Berger had an employment contract with the Company, however, all pay had been suspended since October, 1992, and he has agreed to waive all claims for salary as a result of the Agreement and Plan of Exchange. There is no bonus, profit sharing, pension, retirement or any other compensation plan for any officer or director of the Company.


                              CHANGE OF ACCOUNTANTS

         The accountants for the Company prior to the exchange were McGladrey & Pullen, L.L.P. After the special shareholder meeting on May 10, 1996, Stirtz Bernards Boyden Surdel & Larter (Moores Rowland International), of Minneapolis, Minnesota, has acted as United States accountants. There were no adverse opinions, or disclaimer of opinion or qualified opinions. There were no opinions modified as to audit scope or disagreements of audit policy. There has been free discussion between the former and present accountants. There is no audit committee of the Company.


                          FUTURE SHAREHOLDER PROPOSALS

         The next annual meeting of the shareholders of the Company is expected to be held in April, 1997. If any shareholder intends to present a proposal at the 1997 meeting and wishes the proposal to be included in the proxy material, the holder must submit the proposal to the Company, in writing by February 15, 1997.


                   VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

         The Board of Directors has fixed the close of business on October 1, 1996 as the record date. Only holders of record of shares on the record date are entitled to notice of and to vote at the meeting. On the second date, there were 5,575,833 shares of common stock outstanding and entitled to vote, held by approximately 696 shareholders.

         Each holder is entitled to cast one vote per share. The presence, in person or by proxy of the holders of a majority of the outstanding shares is necessary to constitute a quorum. The Board of Directors has determined that the vote to ratify and approve the actions taken by shareholders at the May 10, 1996, special meeting as well as the vote to approve the increase in the authorized number of shares of common stock will not be effective unless a majority of the shares of common stock entitled to vote at the May 10, 1996, meeting as well as a majority of the shares outstanding on the record date for this meeting are voted to approve such items.


                        RIGHTS OF DISSENTING SHAREHOLDERS

         All holders of outstanding shares of common stock of the Company have the right under Section 302A.471 of the Minnesota Business Corporations Act to dissent from the Exchange and to obtain the fair value of their shares. Any shareholder seeking to exercise such rights must follow the procedure specified in Section 302A.473 of the Minnesota Business Corporations Act. Copies of
Section 302A.471 (Rights of dissenting shareholders) and 302A.473 (Procedures for asserting dissenters' rights) are attached to this Proxy Statement.

         A shareholder may assert dissenters' rights only as to all of the shares registered in his or her name unless the shareholder dissents with respect to all of the shares which are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders. Shareholders who have the right to exercise dissenters' rights and obtain payment for their shares do not have a right at law or in equity to have the proposed action at the special meting set aside or rescinded, except when the action is fraudulent with regard to the shareholder or the corporation.

         A SHAREHOLDER WHO DESIRES TO DISSENT MUST GIVE WRITTEN NOTICE PRIOR TO THE MEETING ON THE 29TH OF OCTOBER, 1996, TO EQUISURE, INC., 1800 RAND TOWER, 527 MARQUETTE, MINNEAPOLIS, MINNESOTA 55402 AND MUST NOT VOTE TO RATIFY AND APPROVE THE ACTIONS TAKEN AT THE MAY 10, 1996, SPECIAL MEETING OF SHAREHOLDERS.


                     PROPOSAL TO RATIFY AND APPROVE ACTIONS
                        APPROVED AT MAY 10, 1996, MEETING

         The following describes the matters set forth in the Proxy Statement for the meeting held on May 10, 1996. All of these matters were approved by the affirmative vote of shareholders owning more than 72% of the shares of common stock entitled to vote at that meeting. In order to eliminate any questions regarding the effectiveness of actions taken at that meeting, shareholders are again being asked to ratify and approve such actions.


                               REVERSE STOCK SPLIT

         There are now 5,575,833 shares of common stock outstanding. The Board of Directors decided that prior to approval of the Plan of Exchange that it was in the best interests of the Company to reverse split the outstanding shares of common stock so that there would be 1 share for each 20 shares. This meant that there were 278,792 shares of common stock outstanding of Aloe Vera Naturel, Inc. before the Plan of Exchange, with 5,297,041 shares of common stock being issued in connection with the Plan of Exchange.


                 PLAN OF EXCHANGE WITH EQUIHOT DELFSTOFFEN N.V.

         Following the May 10, 1996, meeting, the Board of Directors entered into an agreement with Equihot Delfstoffen, N.V. a Belgian Corporation for a Plan of Exchange of Equihot Herverzekering N.V. A copy of the agreement is attached to this Proxy Statement as Appendix A. Under the terms of the agreement Equihot Delfstoffen N.V. transferred all of the issued and outstanding shares of Equihot Herverzekering N.V. to the Company in exchange for 5,297,041 shares of the Company's common stock.

         Aloe Vera Naturel, Inc. Aloe Vera Naturel, Inc. was started as a Minnesota corporation on August 17, 1977, and 45,000 shares(all share amounts have been adjusted to reflect and assume the effectiveness of the 20-for-1 reverse split) were issued to the founders. Beginning in March, 1978 the Company sold 44,750 shares in a public offering, and in 1981 there were an additional 6,667 shares sold. The Company was formed to market cosmetics and skin care products. The business was not successful, and in 1982 the business ceased.

         There were 25,000 shares issued in 1982 to retire notes payable. Also in 1982 there was an attempt to resurrect the business with an agreement with Longhorn Energy Services, Inc. This was not successful. There were 3,000 shares issued in settlement of legal and other fees in connection with a Longhorn offering, and there was a reversal of the Longhorn merger in 1984 that resulted in the issuance of 15,000 shares of the Company's common stock, which was approved at a shareholder meeting in 1992.

         There were additional shares issued in 1991: 625 for referral fees; 7,500 to Donald E. Densmore for management fees; and 131,250 to George N. Berger for consulting fees incurred before he became an officer and director of the Company.

         The Company filed a registration statement on Form 10-SB in January, 1994 to become a reporting company under the Securities Exchange Act of 1934. In September, 1995 the registration statement was declared effective by the Securities and Exchange Commission.

         The Company had no material assets and no business operation since the discontinuance of the cosmetics and skin care marketing business in 1982.

         Equihot Herverzekering N.V. Equihot Herverzekering N.V. is a corporation, incorporated in Belgium, and was, prior to the exchange, a wholly owned subsidiary of Equihot Delfstoffen N.V., also a Belgian corporation. The former parent company is a metals trading company that trades in raw, refined or constructed products of metal throughout the world. Equihot Herverzekering N.V. was started as a reinsurance subsidiary of the parent company.

         Equihot Herverzekering N.V. principally does business with companies in the metal trading business. It only writes reinsurance, not the primary insurance. The reinsurance is limited principally to that of financial or political risks associated with the delivery of metal products, usually defined as raw, refined or constructed products, warehoused or in transit as a result of the risks of political insurrection, riots, strikes and other malicious acts, including terrorism; and relating to the movement of cargo by land, sea or air, including the ship's hulls and light aircraft.

         Equihot Herverzekering N.V. principally underwrites:

(A)      Financial Risk reinsurance on the basis of:

         "An actual loss being incurred by the insured as a result of the failure of a trading partner to complete agreed contracts of purchase from the insured leading to a breach of contract." The coverage is provided to original insureds in the mining and metal trading sectors.

(B)      Political Risk reinsurance on the basis of:

         "An actual loss being incurred by the insured as a result of seizure or destruction of goods, due to Civil War, Riots, Strikes and Illegal Civil Unrest". As in (A) this coverage is provided to original insureds in the mining and metal trading sectors. In geographical terms, primarily Australia, Indonesia, South Africa and Zambia.

         Reinsurance derived from the insurable risks detailed in A and B, accounted for premiums written of $18,941,368 for the financial year ending 31 December 1994 and $26,011,236 for 1995. The projected premiums written for 1996 from these classes is approximately $30,000,000.

         Equihot Herverzekering N.V. also has a policy of entering into an agreement with one specific producer on one geographical area. The reason is to avoid conflict between producers, and also to maintain a desired rating structure and any downward pressure from competing brokers in the same market.

         The close association with the parent company has led to a desirable risk structure, and there have been no losses from claims on an as if basis in the past seven years. Equihot Herverzekering N.V. branched out in 1995 to write reinsurance for other major international companies active in metal trading. In keeping with the prior method of operation the company only enters into arrangements with insurance companies with a proven risk management experience, and an acceptable level of loss ratio.


                                 CHANGE OF NAME

         The Company changed its name after the shareholders meeting on May 10, 1996, to Equisure, Inc. It will retain the name Equihot Herverzekering N. V. for its wholly owned subsidiary for the reason that it has many insurance contracts throughout the world in that name. As a result it would create numerous problems to cease doing business as Equihot Herverzekering N.V., and it will continue to do business in that name. It is intended that all accounting will be on a consolidated basis, so that the income of the subsidiary will be the income of Equisure, Inc., the parent company, following adoption of the Plan of Exchange.


                      OFFICERS AND DIRECTORS OF THE COMPANY

         The following information sets forth information as to the persons who are Officers and Directors of Equisure, Inc. (following the May 10, 1996, meeting):


Name                                Age                   Position

P. G. Uttley                        65                Chairman and a Director

B. Harding                          47                President and a Director

Gerda Elsen                         36                Director

D. J. Sachman                       51                Director

         P.G. UTTLEY, Chairman and a Director. Mr. Uttley is British, and has been in the insurance business since 1959. At this time he is Chairman of Owen & Wilby, Chairman of Owl Holdings limited, Fonde de Pouvoir of Equihot Societe Anonyme Monegasque, Director of Equihot Verzekering N.V., Director of Equihot Herverzekering N.V. and Chairman of P & B Limited.

         BARRIE HARDING, President and a Director. Mr. Harding is British and has been in the insurance business since 1965. From 1989 to 1993 he was Managing Director of Hull & Co., Ltd., during 1994 he was a member of the board of Hogg Insurance Brokers, Ltd., from January, 1995 to February, 1996 he was with Harding Associates, and from February, 1996 to the present he has been a director of Equihot insurance companies.

         GERDA ELSEN, Director - Actuarial Insurance Accounts. Mrs. Elsen is Belgian, and has been in the insurance business since 1987. From 1987 to 1995 she was with Area Benefits Network International Services S.G., a Professor of mathematics at E.H.S.A.L., and an Actuary at Hewitt CBC S.A. From January, 1996 she has been a Director of Equihot Herverzekering N.V.

         DAVID SACHMAN, Director - Finance. Mr. Sachman is a citizen of South Africa. He has been employed since 1988 as Director of Equihot Finance Trust and the Equihot companies.


                        SECURITY OWNERSHIP OF THE COMPANY

         The following table sets forth information as to the owners of 5% or more of the voting securities, and officers and directors of the new company (following the May 10, 1996, meeting):


Name of Beneficial Owner                             Number of Shares               % of Ownership

AS OF MAY 10, 1996
Equihot Delfstoffen N.V.                                 5,297,041                             95%

AS OF OCTOBER 1, 1996
Equihot Delfstoffen N.V.                                 1,269,703                             22%

David Sachman                                              248,500                              4%

Barrie Harding                                             100,000                              2%

Gerda Elsen                                                100,000                              2%

Peter Uttley                                               100,000                              2%

All officers and
Directors as a group                                     1,798,203                             32%


              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

         The following is the unaudited pro forma condensed balance sheet, as of December 31, 1995 for both Aloe Vera Naturel, Inc. and Equihot Herverzekering N.V., showing the condensed balance sheet items, and the total for both companies combined.

                                                           Historical                           Pro forma
                                                  Aloe Vera           Equihot

Assets
   Investments                                   $ --                $15,790,358               $15,790,358
   Cash and cash equivalents                     $ --                $32,216,805               $32,216,805
   Other Assets                                  $ --                $10,945,983               $10,945,983
                                                                     -----------               -----------
                                                 $ --                $58,953,146               $58,953,146
Liabilities and Stockholders' Equity
   Liabilities                                   $   68,693          $ 8,115,819               $ 8,184,512
   Underwriting Reserves                         $ --                $16,909,846               $16,909,846
   Stockholders' Equity                          $  (68,693)         $33,927,481               $33,858,788
                                                 ----------          -----------               -----------
                                                 $ --                $58,953,146               $58,953,146
                                                 ----------          -----------               -----------
   Book Value per Share                          $     (.01)         $      6.08               $      6.07


             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT

         The following is the unaudited pro forma condensed income statement, for the year ended December 31, 1995 for both Aloe Vera Naturel, Inc. and Equihot Herverzekering N.V., showing the condensed income statement items, and the total for both companies combined.

                                                          Historical                         Pro forma
                                                 Aloe Vera          Equihot

Total Revenues                                   $ --             $ 5,645,950               $ 5,645,950
Investments Income                               $ --             $ 1,272,547               $ 1,272,547
Expenses                                         $ 4,062          $ 5,705,231               $ 5,709,293
                                                  -------          -----------               -----------

Income (Loss)                                    $ (4,062)        $ 1,213,266               $ 1,209,204
Income (Loss) Per Share                          $ (.0007)              $ .22                     $ .22


                               FUTURE DEVELOPMENT

         Equihot Herverzekering N.V. has shown growth of about 9% in the first six months of 1996 compared with the same period in 1995.

         The Company is looking for new areas of expansion, presently under review is South America and Australia. The Company is looking for growth with a profit, short term growth without known profit will be avoided.

         The principal source of reinsurance business is from Africa, in the mining sector. This has not been maximized, and the Company will look for continued expansion.

         The shareholders of Equihot Herverzekering N.V. paid into the Company (in addition to stock) the sum of $32,500,000 by way of a contributed surplus. This takes the form of a subordinated loan, paying an annual coupon of 6% on December 12th to the shareholders of Equihot Herverzekering N.V. This loan is not repayable and will be converted to common stock of Equihot Herverzekering N.V. at par on December 12, 1999. The title of lender to this subordinated loan was assigned in its entirety to Equisure Inc.

         In percentage terms these political-financial risks written accounted for 100% of the reinsurance premium income for 1994, approximately 95% in 1995 and an estimated 65% in 1996. The target portfolio balance is 50% financial and political reinsurance and 50% general reinsurance to be achieved by the year ending December 31, 1997.

         The remainder of the Company's net reinsurance income is derived from general reinsurance, specifically in the following classes.

                                                    1994                1995               1996
                                                    ----                ----               ----
Marine Hull                                          0%                 3.50%           12.50% EST
Aviation Hull                                        0%                 0.90%            5.50% EST
Marine Cargo                                         0%                 0.57%           12.00% EST
Personal Accident                                    0%                    0%            4.00% EST
Misc.  Property & Casualty                           0%                    0%            1.00% EST


No other classes of reinsurance are sought, or accepted.

         In overall income terms Equihot Herverzekering N.V. considers the financial and political risk sector to ceiling at $30,000,000 +/-, by choice. In the general reinsurance sector the intended ceiling is also $30,000,000 +/-, again by choice, giving a combined $60,000,000 net premium income ceiling. In balance sheet terms Equihot Herverzekering N.V. is then limiting its underwriting income to less than twice capital and reserves.

         This under-use of capacity allows for selective growth on a conservative basis, producing a maintained steady profit, obtained and supported through known income and mid term investments. Conservatism has worked, Equihot Herverzekering N.V. has maintained full reserving yet has been able to return a net profit of $1,213,123 for 1995, its second full year of trading. Further, the Company made payments to Shareholders totalling $4,982,919 in respect of coupon and commissions.

         Equihot Herverzekering N.V. principally operates and underwrites from 8 Louisa Marialei, Antwerp, Belgium, Tel. No. 32-3-232 5353, Fax 32-3-2327702., with secondary offices in London, Monaco and Johannesburg. It has 6 Directors, 2 managers and 15 staff, located in Antwerp and at offices in London, Monaco, and Johannesburg.


                     AMENDMENT TO INCREASE AUTHORIZED SHARES

         The Board of Directors has decided that it is in the best interests of the Company to increase the number of authorized shares of common stock, $.001 par value, in the Articles of Incorporation from 10,000,000 to 50,000,000 shares.

         The Board of Directors does not have a specific reason for the increase in the number of shares at this time. There are now more than half of the authorized shares issued and outstanding. The Board of Directors wants to have the flexibility to have shares available in the event of a merger or stock dividend, without having to call another meeting of the shareholders to increase the number of authorized shares.



                                 EQUISURE, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 29, 1996


         The undersigned, having received the Notice of Special Meeting of Shareholders and Proxy Statement of Equisure, Inc., dated October 11, 1996, hereby constitute and appoint Joseph Nielsen with full power of substitution, as attorney and proxy of the undersigned, to attend the special meeting of shareholders of Equisure, Inc., at 527 Marquette #1800, Minneapolis, Minnesota on the 29th day of October, 1996, at 9:00 a.m., or at any adjournment or adjournments thereof and to vote, as designated below, all of the common shares of the undersigned in Equisure, Inc. (formerly Aloe Vera Naturel, Inc.), which the undersigned would be entitled to vote if personally present, as follows:

         Ratify and approve all actions taken at the May 10, 1996 special meeting of shareholders, including the Plan of Exchange with Equihot Herverzekering N. V.

                    _____YES          _____NO          ____ABSTAIN

         Approval of an amendment to the Articles of Incorporation in order to increase the number of authorized shares of common stock from 10,000,000 to 50,000,000 shares.

                    _____YES          _____NO          ____ABSTAIN

         This proxy will be voted as directed, or if no such direction is indicated and the signed proxy is returned to Equisure, Inc., it will be voted in favor of each of the above items.

Dated: ____________________________ , 1996.


                                      __________________________________________
                                      (Printed Shareholders Name)


                                      __________________________________________
                                      (Shareholders Name)


                                      __________________________________________
                                      (Print Joint Shareholders Name, if any)


                                      __________________________________________
                                      (Joint Shareholders Signature)

         IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE STOCK CERTIFICATE. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS SUCH; IF SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT IS ASKED TO SIGN.